                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 13, 1998 appearing on page F-1 of ViaSat, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1998.



/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


San Diego, California
December 10, 1998